                            FORT BEND HOLDING CORP.

                   FOR IMMEDIATE RELEASE - OCTOBER 28, 1997

                           FORT BEND HOLDING CORP.'S
                  SECOND QUARTER FISCAL 1998 EARNINGS RELEASE

Fort Bend Holding Corp. ("FBHC"), parent corporation of Fort Bend Federal Savings and Loan Association of Rosenberg ("FBF"), today announced net earnings of $503,000, or $0.29 primary earnings per share, for the second fiscal quarter ended September 30, 1997. This compares to a net loss of $579,000, or ($0.34) primary loss per share, for the same quarter in fiscal 1997. Net income for the six months ended September 30, 1997 was $1,022,000, or $0.59 primary earnings per share. This compares to a net loss of $173,000, or ($0.10) primary loss per share, for the six months ended September 30, 1996. Fully diluted earnings
(loss) per common share for the quarter ended September 30, 1997 were $0.24 compared to ($0.34) for the quarter ended September 30, 1996. Fully diluted earnings (loss) per share for the six months ended September 30, 1997 and 1996 were $0.48 and ($0.10), respectively.

On August 21, 1997, FBHC declared a 2-for-1 stock split in the form of a 100% stock dividend to shareholders of record on September 11, 1997. All per share data is stated to reflect the split.

The significant earnings increase for both the quarter and the year to date for fiscal 1998 as compared to fiscal 1997 is partially attributable to the fact that on September 30, 1996, FBHC recorded a special assessment of $1,493,000 as a result of the Economic Growth and Regulatory Paperwork Reduction Act. This special assessment was levied against all savings and loans and amounted to 65.7 basis points on the Savings Association Insurance Fund ("SAIF") deposit assessment base as of March 31, 1995. Before the after-tax effect of the one time SAIF special assessment, net income for the quarter ended September 30, 1996 would have been $406,000 and earnings fiscal year to date as of September 30, 1996 would have been $812,000. Therefore, earnings excluding this nonrecurring charge increased 23.9% for the quarter and 25.9% for the year to date for fiscal 1998. Also contributing to increased earnings for the quarter and the fiscal year to date have been the results of FBF's single family construction lending operations, loan servicing operations, and the activity of FBF's subsidiary, Mitchell Mortgage Company, L.L.C. ("MMC").

Because of the strong earnings performance, the Board of Directors has also announced that FBHC will pay a quarterly cash dividend of $0.10 per share for the quarter ended September 30, 1997. Considering the 2-for-1 stock split during the quarter, this effectively increased the dividend payout rate by 100%. The dividend will be payable on November 26, 1997 to shareholders of record on November 6, 1997. This is the Company's sixteenth consecutive quarterly cash dividend.

FBHC's net interest income after provision for loan losses was $2,420,000 for the quarter ended September 30, 1997 compared to $1,734,000 for the quarter ended September 30, 1996. Net interest income reflected an increase in average interest-earning assets to $292 million from $242 million for the quarter ended September 30, 1997 and 1996, respectively. The acquisition of 51% of MMC contributed average interest-earning assets of approximately $24 million. The acquisition of FirstBanc Savings in August 1996 initially contributed interest-earning assets of approximately $20 million. Total noninterest income increased by $918,000 for the quarter ended September 30, 1997 compared to the quarter ended September 30, 1996. Approximately $846,000 of the increase was due to MMC.

Fort Bend Holding Corp. serves Fort Bend, Harris, Wharton, Waller and Montgomery Counties in Southeast Texas through its subsidiary, Fort Bend Federal Savings and Loan headquartered in Fort Bend County and FBF's subsidiary Mitchell Mortgage Company, L.L.C. located in The Woodlands. Fort Bend Federal's market area is located in the largest metropolitan area of Texas and the eighth largest in the United States. The Corporation's stock is traded on the Nasdaq National Market under the symbol "FBHC".

                                      ###

        For more information, contact: Lane Ward, Vice Chairman, President and CEO at (281)342-5571
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


                                                      FORT BEND HOLDING CORP.
                                           CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                                            (UNAUDITED)


ASSETS                                                                          SEPTEMBER 30, 1997           MARCH 31, 1997

Cash and due from banks                                                           $     7,046,352             $    6,369,675
Short-term investments                                                                 39,866,399                 14,220,516
Certificates of deposit                                                                   200,000                    200,000
                                                                                  ---------------             --------------
        TOTAL CASH AND CASH EQUIVALENTS                                                47,112,751                 20,790,191

Investment securities available for sale, at market                                     2,898,861                  2,810,270
Investment securities held to maturity (estimated market value of
 $9,849,596 and $10,789,440 at September 30, 1997 and
 March 31, 1997, respectively)                                                         10,237,730                 11,234,763
Mortgage-backed securities available for sale, at market                                  386,092                    520,869
Mortgage-backed securities held to maturity (estimated market value of $90,565,900 and $96,684,430 at September 30, 1997
 and March 31, 1997, respectively)                                                     90,476,983                 97,084,501
Loans receivable, net                                                                 141,527,320                138,227,705
Loans held for sale                                                                     6,834,406                  2,660,415
Accrued interest receivable                                                             1,763,992                  1,816,415
Real estate, net                                                                           47,908                    470,996
Federal Home Loan Bank stock, at cost                                                   1,464,900                  1,933,000
Premises and equipment, net                                                             4,802,525                  4,970,011
Mortgage servicing rights, net                                                          7,103,962                  7,537,571
Prepaid expenses and other assets                                                        3,145,693                  3,369,505
Deferred income taxes                                                                     307,512                    305,961
Goodwill, net                                                                           1,303,221                  1,347,925
                                                                                  ---------------             --------------
        TOTAL ASSETS                                                              $   319,413,856             $  295,080,098
                                                                                  ===============             ==============
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Deposits                                                                       $   269,083,871             $  250,218,152
   Convertible Subordinated Debentures                                                 12,020,000                 12,080,000
   Borrowings                                                                           4,109,196                  4,226,676
   Advances from borrowers for taxes and insurance                                      8,926,757                  4,750,945
   Accounts payable, accrued expenses and other liabilities                              3,037,667                  2,868,177
                                                                                  ---------------             --------------
        TOTAL LIABILITIES                                                             297,177,491                274,143,950
                                                                                  ---------------             --------------
Minority interest in consolidated subsidiary                                            2,565,334                  2,508,214
                                                                                  ---------------             --------------
Stockholders' equity:
   Serial preferred stock, $.01 par value - 1,000,000 shares authorized, none outstanding
   Common Stock $.01 par value, 4,000,000 shares authorized
    1,832,102 shares issued and 1,655,754 shares outstanding at
    September 30, 1997 and 1,820,950 shares issued and 1,644,602
    shares outstanding at March 31, 1997                                                   18,321                     18,209
   Additional paid-in capital                                                           8,982,487                  8,695,882
   Unearned employee stock ownership plan shares                                         (215,442)                  (307,125)
   Deferred compensation                                                                 (113,887)                   (82,324)
   Net unrealized appreciation (depreciation) on available for
    sale securities                                                                         8,342                     (6,107)
   Retained earnings (substantially restricted)                                        12,447,711                 11,565,900
   Treasury stock, at cost - 176,348 shares                                            (1,456,501)                (1,456,501)
                                                                                  ---------------             --------------
        TOTAL STOCKHOLDERS' EQUITY                                                     19,671,031                 18,427,934
                                                                                  ---------------             --------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $   319,413,856             $  295,080,098
                                                                                  ===============             ==============


                                                      FORT BEND HOLDING CORP.
                                          CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                            (UNAUDITED)


                                                               THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                  SEPTEMBER 30,                     SEPTEMBER 30,
                                                              1997          1996                  1997          1996
INTEREST INCOME:
   Loans                                                 $ 3,367,186    $ 2,389,598          $  6,731,290    $ 4,520,287
   Short-term investments                                    436,376        231,586               595,383        418,981
   Investment securities                                     215,436        202,532               456,726        350,528
   Mortgage-backed securities                              1,523,850      1,755,901             3,099,313      3,585,160
                                                          ----------     ----------           -----------     ----------
        TOTAL INTEREST INCOME                              5,542,848      4,579,617            10,882,712      8,874,956
                                                          ----------     ----------           -----------     ----------
INTEREST EXPENSE:
   Deposits                                                2,787,267      2,467,155             5,455,295      4,787,306
   Borrowings                                                323,805        335,644               660,852        665,694
                                                          ----------     ----------           -----------     ----------
        TOTAL INTEREST EXPENSE                             3,111,072      2,802,799             6,116,147      5,453,000
                                                          ----------     ----------           -----------     ----------
        NET INTEREST INCOME BEFORE PROVISION FOR LOAN
         LOSSES                                            2,431,776      1,776,818             4,766,565      3,421,956

PROVISION FOR LOAN LOSSES                                     12,114         43,000                77,980         68,000
                                                          ----------     ----------           -----------     ----------
        NET INTEREST INCOME AFTER PROVISION FOR LOAN
         LOSSES                                            2,419,662      1,733,818             4,688,585      3,353,956
                                                          ----------     ----------           -----------     ----------
NONINTEREST INCOME:
   Loan fees and charges                                     753,514        131,092             1,481,054        244,510
   Loan servicing income                                     275,084        110,737               572,535        216,118
   Service charges on deposit accounts                       220,458        174,139               430,335        328,632
   Gain (loss) on sale of loans                              156,111         56,350               253,451        106,299
   Other income                                              127,766        142,893               316,508        267,538
                                                          ----------     ----------           -----------     ----------
        TOTAL NONINTEREST INCOME                           1,532,933        615,211             3,053,883      1,163,097
                                                          ----------     ----------           -----------     ----------
NONINTEREST EXPENSES:
   Compensation and benefits                               1,803,103        938,549             3,552,431      1,770,420
   Office occupancy and equipment                            436,484        242,525               883,064        429,545
   Data Processing Fees                                      130,883         64,668               256,658        110,735
   Federal insurance premiums                                 40,358        133,307                80,270        257,589
   Insurance and surety bond expense                          37,561         37,923                74,428         71,539
   Savings Association Insurance Fund Assessment                 ---      1,492,686                   ---      1,492,686
   Other                                                     631,686        339,402             1,146,045        669,851
                                                          ----------     ----------           -----------     ----------
        TOTAL NONINTEREST EXPENSES                         3,080,075      3,249,060             5,992,896      4,802,365
                                                          ----------     ----------           -----------     ----------
INCOME (LOSS) BEFORE INCOME TAX AND
 MINORITY INTEREST                                           872,520       (900,031)            1,749,572       (285,312)

INCOME TAX PROVISION (BENEFIT)                               269,125       (321,200)              547,468       (112,200)
                                                          ----------     ----------           -----------     ----------
INCOME (LOSS) BEFORE MINORITY INTEREST                       603,395       (578,831)            1,202,104       (173,112)

MINORITY INTEREST IN NET INCOME OF CONSOLIDATED SUBSIDIARY   100,249            ---               179,620            ---
                                                          ----------     ----------           -----------     ----------
NET INCOME                                               $   503,146    $  (578,831)         $  1,022,484    $  (173,112)
                                                          ==========     ==========           ===========     ==========
PRIMARY EARNINGS (LOSS) PER COMMON SHARE                 $      0.29    $     (0.34)         $       0.59    $     (0.10)
                                                          ==========     ==========           ===========     ==========
FULLY DILUTED EARNINGS (LOSS) PER COMMON SHARE           $      0.24    $     (0.34)         $       0.48    $     (0.10)
                                                          ==========     ==========           ===========     ==========
DIVIDENDS PER COMMON SHARE                               $      0.05    $      0.04          $       0.09    $      0.07
                                                          ==========     ==========           ===========     ==========